EXHIBIT 32.1
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                              Certification of CEO
                         pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002 regarding Annual
            Report on Form 10-K for the year ended September 30, 2003

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Applied Spectrum Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-K for the fiscal period ended September 30, 2003, (the Form 10K-) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.




Date:    December __, 2004      By: /s/ Mark R. Littell
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                                    Mark R. Littell
                                    Chief Executive Officer and
                                    Chief Financial Officer